MERRILL LYNCH
ASSET GROWTH
FUND, INC.




FUND LOGO




Annual Report

August 31, 1998



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Thomas R. Robinson, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the propectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Asset
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH ASSET GROWTH FUND, INC.


Worldwide
Investments as of
August 31, 1998

Breakdown of
Stocks & Fixed-Income                    Percent of
Securities by Country                    Net Assets++

United States*                             51.7%
Sweden                                     10.4
United Kingdom                              8.0
Germany                                     7.9
France                                      6.5
Japan                                       4.4
Finland                                     2.3
Italy                                       2.0
Canada                                      1.6
Spain                                       1.3
Switzerland                                 1.3
Netherlands                                 1.1
Singapore                                   0.2
Ireland                                     0.4
                                          ------
Total                                      99.1%
                                          ======
[FN]
 *Includes investments in short-term securities.
++Total may not equal 100%.


Ten Largest Industries                   Percent of
(Equity Investments)                     Net Assets

Banking                                     4.8%
Insurance                                   4.7
Retail Stores                               3.7
Electronics                                 2.9
Automobile Parts                            2.7
Telecommunications                          2.1
Machinery                                   2.0
Pharmaceuticals                             2.0
Chemicals                                   1.8
Real Estate Investment Trusts               1.8


                           Country         Percent
Ten Largest Holdings         of            of Net
(Equity Investments)       Origin          Assets

AXA-UAP S.A.               France           1.3%
Bayerische
  Vereinsbank AG           Germany          1.2
Scor S.A.                  France           1.2
Wolters Kluwer N.V.        Netherlands      1.1
Thomson-CSF S.A.           France           1.1
Union Bank of
  Switzerland              Switzerland      1.1
Elf Aquitaine S.A.         France           1.0
British Aerospace PLC      UK               1.0
Diageo PLC                 UK               1.0
Banca di Roma S.p.A.       Italy            0.9


Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


DEAR SHAREHOLDER

Fiscal Year in Review
For the year ended August 31, 1998, total returns of Merrill Lynch Asset Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -7.49%, -8.45%, -8.47% and -7.66%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3-5 of this report to shareholders.)

Throughout the year ended August 31, 1998, the primary negative influence on the Fund's performance was foreign equities and, in particular, companies based in the emerging markets of Asia and Latin America. The intensifying economic crisis in Asia led to weakness in all emerging markets during the fiscal year. While the Fund's exposure to these markets was significantly reduced by the end of the 12-month period, our emerging markets equity commitments had a negative impact on overall performance. Also, although the worsening economic situation in Japan led to weakness in Japanese equities, US and European equities produced positive returns, even with market weakness during the latter stages of the period. The US and foreign bond commitments also produced favorable returns.


Portfolio Matters
As of August 31, 1998, the asset allocation for Merrill Lynch Asset Growth Fund, Inc. was: foreign stocks, 32% of net assets; US stocks, 28%; US bonds, 22%; foreign bonds, 15%; and cash reserves, 3%.

During the three months ended August 31, 1998, increasingly uncertain global economic prospects led us to reduce the Fund's equity exposure in favor of bonds. The Fund's representation in foreign equities was reduced from 44% of net assets on May 31, 1998 to 32% by August 31, 1998. This allowed us to substantially decrease our commitments to emerging markets through the elimination of our remaining positions in Latin America and the sale of positions in P.T. Indonesian Satellite Corp. and Hyundai Engineering & Construction Co., Ltd. in Asia. The Fund's remaining foreign equity commitments are mostly in European equities, since we continue to regard long-term economic prospects there as favorable, offering continuing potential for economic restructuring. During the quarter, we also maintained a commitment in Japanese equities, although our position continues to be underweighted relative to the benchmark Morgan Stanley Europe Australasia Far East Index.

During the quarter ended August 31, 1998, we modestly reduced the Fund's US equity exposure from 31% of net assets to 28%. It is our opinion that consumer spending will continue to be the strongest sector of the US economy, thereby keeping consumer cyclical stocks the largest sector. We continued to allocate substantial funds to the financial and consumer staples sectors, emphasizing companies with limited exposure to economies with uncertain prospects, and favoring those firms that are more dependent on domestic sources of revenue.

Throughout the three-month period ended August 31, 1998, the increas-ing probability of a slowdown in global economic activity led us to expand the Fund's fixed-income representation. The Fund's
US bond commitments were increased from 8% of net assets to 22% during the quarter. We also extended the average duration of the Fund's US fixed-income holdings from 5.3 years to 8.0 years. While the major portion of the Fund's fixed-income assets remained allocated to US Treasury obligations, we also took advantage of an unusually large yield differential between US Treasury and Federal National Mortgage Association (FNMA) obligations to initiate commitments in FNMA securities during the August quarter.

During the August quarter, we slightly increased the Fund's exposure to foreign bonds from 13% of net assets to 15%. We maintained representation in German and UK obligations, given the appeal of these markets as safe havens during the current period of economic uncertainty. We also retained a position in Swedish bonds in view of the attractive yields offered by these obligations. Finally, our expectation of renewed strength in the US dollar led us to continue to hedge the equivalent of the full weighting in European and Japanese stocks and European bonds back into US dollars.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager




October 2, 1998





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000 Investment


A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the MSCI World Index and the Salomon Brothers
World Government Index (Weighted). Beginning and ending values are:

                                  9/02/94**       8/98

ML Asset Growth Fund++--
Class A Shares*                   $ 9,475        $11,228

ML Asset Growth Fund++--
Class B Shares*                   $10,000        $11,280

MSCI World Index++++              $10,000        $15,463

Salomon Brothers World
Government Index (Weighted)+++    $10,000        $13,230


A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the MSCI World Index and the Salomon Brothers
World Government Index (Weighted). Beginning and ending values are:

                                  10/21/94**      8/98

ML Asset Growth Fund++--
Class C Shares*                   $10,000        $11,535

ML Asset Growth Fund++--
Class C Shares*                   $ 9,475        $11,282

MSCI World Index++++              $10,000        $15,447

Salomon Brothers World
Government Index (Weighted)+++    $10,000        $12,927


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Asset Growth Fund, Inc. invests in a portfolio of US and foreign equity, debt and money market securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class A & Class B Shares graph is 8/31/94 and in the Class C & Class D Shares graph is 10/31/94.
 +++This unmanaged market capitalization-weighted Index is comprised of government bonds from major markets, including the United States. The starting date for the Index in the Class A & Class B Shares graph is 8/31/94 and in the Class C & Class D Shares graph is 10/31/94.

    Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +5.45%         -0.09%
Inception (9/02/94)
through 6/30/98                            +8.34          +6.82

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +4.36%         +0.75%
Inception (9/02/94)
through 6/30/98                            +7.23          +7.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +4.41%         +3.51%
Inception (10/21/94)
through 6/30/98                            +7.94          +7.94

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +5.20%         -0.32%
Inception (10/21/94)
through 6/30/98                            +8.80          +7.23

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                              12 Month       3 Month     Since Inception
                                                            Total Return   Total Return    Total Return
ML Asset Growth Fund, Inc. Class A Shares                       -7.49%        -12.04%         +18.50%
ML Asset Growth Fund, Inc. Class B Shares                       -8.45         -12.27          +13.74
ML Asset Growth Fund, Inc. Class C Shares                       -8.47         -12.34          +15.35
ML Asset Growth Fund, Inc. Class D Shares                       -7.66         -12.08          +19.06

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are Class A & Class B Shares, 9/02/94 and Class C & Class D Shares, 10/21/94.



Merrill Lynch Asset Growth Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                                         Shares                                                          Value    Percent of
COUNTRY        Industries                 Held               Common Stocks                 Cost        (Note 1a)  Net Assets
Canada         Automobile Parts          1,200      Magna International, Inc.            $   68,256   $   71,925       0.8%

               Telecommunications        2,700      Teleglobe Inc.                           73,086       66,150       0.8

                                                    Total Common Stocks in Canada           141,342      138,075       1.6

Finland        Diversified               3,900    ++Amer Group Ltd.                          69,341       59,634       0.7

               Insurance                   900      Sampro Insurance Company Ltd.
                                                    (Class A)                                41,729       32,726       0.4

               Pharmaceuticals           2,520      Orion-Yhtymae Oyj (Class B)              68,840       61,089       0.7

               Real Estate               5,990    ++Sponda Oyj                               42,205       40,770       0.5
               Investment Trusts

               Transportation              100      Finnlines OY                              1,851        3,524       0.0

                                                    Total Common Stocks in Finland          223,966      197,743       2.3

France         Electronics               2,800      Thomson-CSF S.A.                         95,316       94,273       1.1

               Insurance                 1,000      AXA-UAP S.A.                            113,313      115,049       1.3

               Machinery & Equipment     3,100    ++Alstom                                  105,583       72,380       0.8

               Oil & Related               900      Elf Aquitaine S.A.                      106,779       89,079       1.0

               Reinsurance               1,600      Scor S.A.                                61,312      100,161       1.2

               Semiconductor Capital     1,300    ++STMicroelectronics N.V.
               Equipment                            (NY Registered Shares)                   79,896       67,844       0.8

               Water Utilities             150      Vivendi S.A.                             30,103       29,896       0.3

                                                    Total Common Stocks in France           592,302      568,682       6.5

Germany        Banking                   1,400      Bayerische Vereinsbank AG                91,254      106,837       1.2

               Chemicals                   900      Henkel KGaA (Preferred)                  38,361       72,000       0.8

                                                    Total Common Stocks in Germany          129,615      178,837       2.0

Ireland        Banking                   2,100      Bank of Ireland (The)                    44,433       33,270       0.4

                                                    Total Common Stocks in Ireland           44,433       33,270       0.4

Italy          Banking                  41,000    ++Banca di Roma S.p.A.                     89,648       79,192       0.9

               Machinery                 9,300      Danieli & C. Officine Meccaniche
                                                    S.p.A.                                   32,247       31,762       0.3

               Publishing                7,000      Mondadori (Arnoldo) Editore S.p.A.       59,094       66,699       0.8

                                                    Total Common Stocks in Italy            180,989      177,653       2.0

Japan          Banking & Financial       7,000      Bank of Tokyo-Mitsubishi, Ltd. (The)     87,695       49,483       0.6

               Computers                 3,000      Tokyo Electron Limited                  101,795       69,061       0.8

               Consumer--Electronics     4,000      Matsushita Electric Industrial
                                                    Co., Ltd.                                61,692       57,515       0.6

               Electronics               1,000      Sony Corporation                         72,316       73,027       0.8

               Insurance                 5,000      Tokio Marine & Fire Insurance Co., Ltd.  50,368       41,153       0.5

               Machinery                 1,000      Makino Milling Machine Co., Ltd.          7,377        5,879       0.1

               Machinery & Equipment     4,000      Minebea Co., Ltd.                        42,179       40,572       0.5

               Retail Stores             1,000      Ito-Yokado Co., Ltd.                     54,556       46,536       0.5

                                                    Total Common Stocks in Japan            477,978      383,226       4.4

Netherlands    Broadcasting &              600      Wolters Kluwer N.V.                      91,777       99,130       1.1
               Publishing

                                                    Total Common Stocks in the Netherlands   91,777       99,130       1.1

Singapore      Banking                   8,000      Overseas Chinese Banking Corp. Ltd.      38,099       20,642       0.2

                                                    Total Common Stocks in Singapore         38,099       20,642       0.2

Spain          Building Materials        3,100      Uralita, S.A.                            43,535       33,538       0.4

               Real Estate               1,400      Metrovacesa, S.A.                        43,683       34,593       0.4

               Venture Capital           3,900    ++Dinamia Capital Privado. Sociedad
                                                    de Capital Riesgo, S.A.                  71,130       49,486       0.5

                                                    Total Common Stocks in Spain            158,348      117,617       1.3

Sweden         Auto & Truck              1,300      Autoliv AB                               42,179       40,045       0.4

               Automobile Parts          2,500      Haldex AB                                44,179       36,494       0.4

               Banking                   1,500      ForeningsSparbanken AB                   18,653       33,958       0.4
                                         4,100      Nordbanken Holding AB                    27,195       24,447       0.3
                                                                                        -----------  -----------     ------
                                                                                             45,848       58,405       0.7

               Chemicals                 1,600      Perstorp AB (Class B)                    30,336       22,960       0.3

               Diversified Companies       700      Custos AB (Class A)                      18,029       14,288       0.2
                                           700      Custos AB (Class B)                      18,434       13,682       0.1
                                                                                        -----------  -----------     ------
                                                                                             36,463       27,970       0.3

               Investment Management     3,900      Bure Investment AB                       32,910       50,176       0.6

               Laser Components          1,600      Spectra-Physics AB (Class A)             48,844       18,804       0.2

               Real Estate               4,600      Castellum AB                             38,997       43,533       0.5
               Investment Trusts         3,000      Fastighets AB Tornet                     48,453       40,824       0.5
                                                                                        -----------  -----------     ------
                                                                                             87,450       84,357       1.0

               Telecommunications        2,800      Telefonaktiebolaget LM
                                                    Ericsson (ADR)(a)                        71,882       60,025       0.7

                                                    Total Common Stocks in Sweden           440,091      399,236       4.6

Switzerland    Banking & Financial         290      Union Bank of Switzerland                96,896       93,723       1.1

               Machinery                    56      Schindler Holding AG                    101,112       68,208       0.7

               Merchandising                75      Valora Holding AG                        20,531       20,502       0.2

                                                    Total Common Stocks in Switzerland      218,539      182,433       2.0

United         Aerospace & Defense      13,600      British Aerospace PLC                   102,562       87,004       1.0
Kingdom
               Automobile Parts         20,700      LucasVarity PLC                          65,010       73,493       0.8

               Beverages                 8,208      Diageo PLC                               92,620       83,163       1.0

               Foods                     4,900      Devro PLC                                32,782       21,479       0.3

               Travel & Lodging         32,000    ++Thomson Travel Group PLC                 96,643       73,419       0.8

                                                    Total Common Stocks in the
                                                    United Kingdom                          389,617      338,558       3.9


Merrill Lynch Asset Growth Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                                         Shares                                                          Value    Percent of
COUNTRY        Industries                 Held               Common Stocks                 Cost        (Note 1a)  Net Assets
United States  Aerospace & Defense       1,200      GenCorp, Inc.                        $   34,074   $   25,200       0.3%

               Airlines                    850    ++US Airways Group, Inc.                   37,075       49,513       0.6

               Automobile Parts          1,150      Federal-Mogul Corp.                      45,834       61,381       0.7

               Automobile Rental         1,400    ++Avis Rent A Car, Inc.                    34,320       21,963       0.3
               & Leasing                 1,000      Hertz Corp. (Class A)                    35,974       37,750       0.4
                                                                                        -----------  -----------     ------
                                                                                             70,294       59,713       0.7

               Banking                   1,200      Bank of New York Company, Inc. (The)     19,867       29,025       0.3
                                           470      BankAmerica Corp.                        27,759       30,109       0.4
                                         1,400      First Union Corp.                        69,099       67,900       0.8
                                                                                        -----------  -----------     ------
                                                                                            116,725      127,034       1.5

               Beverages                   800      PepsiCo, Inc.                            32,084       22,150       0.3

               Broadcast                   510      Chancellor Media Corp.                   16,914       18,201       0.2

               Broadcasting--Cable       1,763    ++Tele-Communications, Inc.
                                                    (Class A)                                36,060       58,179       0.7
                                         3,274    ++Tele-Communications TCI Ventures
                                                    Group (Class A)                          31,640       54,226       0.6
                                                                                        -----------  -----------     ------
                                                                                             67,700      112,405       1.3

               Chemicals                 1,800      Great Lakes Chemical Corporation         77,123       70,425       0.8

               Computer Services           540    ++Cisco Systems, Inc.                      32,414       44,213       0.5
               & Software                1,150      Computer Associates International,
                                                    Inc.                                     38,405       31,050       0.3
                                           300      International Business Machines Corp.    31,245       33,788       0.4
                                                                                        -----------  -----------     ------
                                                                                            102,064      109,051       1.2

               Computers                 2,000      COMPAQ Computer Corp.                    70,947       55,875       0.6

               Consumer Products           600      Black & Decker Corporation               21,121       24,975       0.3
                                         2,600      Dial Corp.                               52,225       50,700       0.6
                                                                                        -----------  -----------     ------
                                                                                             73,346       75,675       0.9

               Containers                1,200    ++Owens-Illinois, Inc.                     36,638       37,425       0.4

               Cosmetics                   500      Gillette Company (The)                   28,583       20,563       0.2

               Cruise Lines              1,260      Royal Caribbean Cruises Ltd.             31,063       30,555       0.3

               Electronics                 610      General Electric Company                 44,762       48,800       0.6
                                           750      Texas Instruments Inc.                   48,775       35,766       0.4
                                                                                        -----------  -----------     ------
                                                                                             93,537       84,566       1.0

               Entertainment             2,800      Premier Parks, Inc.                      78,950       45,500       0.5

               Financial Services        1,600    ++Heller Financial, Inc.                   44,502       31,600       0.4

               Foods                     1,075    ++Keebler Foods Company                    29,995       27,748       0.3

               Healthcare--Products        800      Columbia/HCA Healthcare Corp.            24,501       18,050       0.2
               & Services

               Insurance                 1,100      Allmerica Financial Corporation          67,690       65,587       0.7
                                           900      Equitable Companies Inc. (The)           47,806       51,469       0.6
                                           650      Providian Corporation                    40,573       41,722       0.5
                                         1,050      Travelers Group, Inc.                    46,625       46,594       0.5
                                           400      UNUM Corporation                         12,712       17,600       0.2
                                                                                        -----------  -----------     ------
                                                                                            215,406      222,972       2.5

               Machinery                 1,600      Ingersoll-Rand Company                   51,250       63,600       0.7

               Manufacturing               900      Tyco International Ltd.                  46,584       49,950       0.6

               Medical                     600      Beckman Coulter, Inc.                    36,262       33,225       0.4

               Medical Services          1,000    ++HEALTHSOUTH Corp.                        25,513       18,937       0.2

               Natural Gas                 920      Enron Corp.                              38,451       38,927       0.5

               Oil Services                450      Schlumberger Ltd.                        30,570       19,716       0.2

               Petroleum                   900      Unocal Corp.                             32,530       28,181       0.3

               Pharmaceuticals             600      Bristol-Myers Squibb Co.                 57,128       58,725       0.7
                                           800      Warner-Lambert Co.                       35,974       52,200       0.6
                                                                                        -----------  -----------     ------
                                                                                             93,102      110,925       1.3

               Printing & Publishing     1,800    ++World Color Press, Inc.                  55,204       50,625       0.6

               Radio & Television        2,300    ++Capstar Broadcasting Corporation
                                                    (Class A)                                43,700       38,956       0.4

               Railroads                   500      Burlington Northern Santa Fe Corp.       41,528       46,531       0.5

               Real Estate                 600      Starwood Hotels & Resorts                27,000       21,900       0.2
               Investment Trusts

               Retail Specialty          1,200      Lowe's Companies, Inc.                   43,185       42,075       0.5

               Retail Stores             1,600    ++Consolidated Stores Corporation          57,647       50,400       0.6
                                         1,610      Rite Aid Corporation                     29,058       58,262       0.7
                                         1,700    ++Safeway, Inc.                            49,747       66,937       0.8
                                         1,190      Sears, Roebuck & Co.                     57,030       54,071       0.6
                                           900      Wal-Mart Stores, Inc.                    37,119       52,875       0.6
                                                                                        -----------  -----------     ------
                                                                                            230,601      282,545       3.3

               Savings and Loan          1,600      Greenpoint Financial Corp.               64,221       40,300       0.5

               Scientific Instruments      200      Millipore Corporation                     4,497        4,337       0.0

               Software--Computer          900      BMC Software, Inc.                       22,850       38,250       0.4

               Telecommunications        1,400    ++WorldCom, Inc.                           41,804       57,225       0.6

               Travel & Lodging          1,700      Carnival Corporation (Class A)           29,378       49,087       0.6

               Utilities--Gas            1,300      El Paso Energy Corp.                     35,397       32,256       0.4

               Waste Management          1,390    ++USA Waste Services, Inc.                 58,465       61,334       0.7

                                                    Total Common Stocks in the
                                                    United States                         2,379,447    2,434,484      27.8

                                                    Total Investments in
                                                    Common Stocks                         5,506,543   5,269,586       60.1

                                         Face
                                        Amount      Fixed-Income Securities

Germany        Foreign Government                   Bundesrepublik Deutschland:
               Obligations     DM      165,000         6% due 7/04/2007                      96,503      106,162       1.2
                                       130,000         6% due 6/20/2016                      72,326       84,277       1.0
                                       525,000         5.625% due 1/04/2028                 298,321      325,128       3.7

                                                    Total Fixed-Income Securities
                                                    in Germany                              467,150      515,567       5.9

Sweden         Foreign Government                   Government of Sweden:
               Obligations     Skr   2,000,000         5.50% due 4/12/2002                  254,064      253,974       2.9
                                     1,300,000         8% due 8/15/2007                     185,475      198,010       2.2

                                                    Total Fixed-Income Securities
                                                    in Sweden                               439,539      451,984       5.1



Merrill Lynch Asset Growth Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in USdollars)
                                         Face                                                           Value     Percent of
COUNTRY        Industries               Amount          Fixed-Income Securities            Cost      (Note 1a)    Net Assets
United         Foreign Government                      UK Treasury Gilt:
Kingdom        Obligations     Pound    60,000         8% due 12/07/2000                $   101,394  $   104,219       1.2%
                            Sterling   135,000         7.25% due 12/07/2007                 223,453      257,736       2.9

                                                    Total Fixed-Income Securities
                                                    in the United Kingdom                   324,847      361,955       4.1

United         US Government &                      Federal National Mortgage
States         Agency                                  Association:
               Obligations     US$     180,000         5.625% due 3/15/2001                 180,639      181,800       2.1
                                       180,000         5.75% due 4/15/2003                  181,145      183,037       2.1
                                       300,000         5.75% due 2/15/2008                  298,990      303,516       3.5
                                       685,000      US Treasury Bonds, 6.625% due
                                                    2/15/2027                               763,475      803,806       9.2
                                                    US Treasury Notes:
                                       300,000         6% due 8/15/1999                     300,820      302,343       3.4
                                       110,000         6.50% due 5/31/2002                  113,455      115,414       1.3

                                                    Total Fixed-Income Securities
                                                    in the United States                  1,838,524    1,889,916      21.6

                                                    Total Investments in
                                                    Fixed-Income Securities               3,070,060    3,219,422      36.7

                                                    Short-Term Securities

United         Commercial     US$      200,000      General Motors Acceptance Corp.,
States         Paper*                               5.81% due 9/01/1998                     200,000      200,000       2.3

                                                    Total Investments in
                                                    Short-Term Securities                   200,000      200,000       2.3

                                                    Total Investments                   $ 8,776,603    8,689,008      99.1
                                                                                       ============

               Unrealized Depreciation on Forward Foreign Exchange Contracts**                           (27,468)     (0.3)

               Other Assets Less Liabilities                                                             105,388       1.2
                                                                                                     -----------     ------
               Net Assets                                                                            $ 8,766,928     100.0%
                                                                                                     ===========     ======


            (a)American Depositary Receipts (ADR).
             ++Non-income producing security.
              *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Fund.

             **Forward foreign exchange contracts as of August 31, 1998 were as follows:

                                                                       Unrealized
                                                                      Appreciation
               Foreign                              Expiration       (Depreciation)
               Currency Sold                           Date            (Note 1b)

               C$                 235,000           November 1998      $  3,776
               Chf                280,000          September 1998        (5,723)
               DM               1,425,000          September 1998        (9,167)
               Fim              1,400,000          September 1998        (4,265)
               Frf              3,500,000          September 1998        (6,215)
               Pound Sterling     450,000          September 1998       (19,520)
               Lit            350,000,000           November 1998        (3,603)
               Pta             19,300,000           November 1998        (2,270)
               Skr              7,500,000          September 1998         6,414
               YEN             58,000,000          September 1998        13,105
                                                                       --------
               Total Unrealized Depreciation on Forward Foreign
               Exchange Contracts--Net (US$ Commitment--$4,403,473)    $(27,468)

               See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of August 31, 1998
Assets:             Investments, at value (identified cost--$8,776,603) (Note 1a)                            $ 8,689,008
                    Receivables:
                      Securities sold                                                       $   327,867
                      Interest                                                                   39,175
                      Forward foreign exchange contracts (Note 1b)                               12,606
                      Dividends                                                                  11,610
                      Capital shares sold                                                         8,449          399,707
                                                                                            -----------
                    Deferred organization expenses (Note 1f)                                                      22,230
                    Prepaid registration fees and other assets (Note 1f)                                          23,947
                                                                                                             -----------
                    Total assets                                                                               9,134,892
                                                                                                             -----------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                           27,468
                    Payables:
                      Securities purchased                                                      153,398
                      Capital shares redeemed                                                    62,607
                      Distributor (Note 2)                                                        6,085
                      Forward foreign exchange contracts (Note 1b)                                1,812          223,902
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       116,594
                                                                                                             -----------
                    Total liabilities                                                                            367,964
                                                                                                             -----------

Net Assets:         Net assets                                                                               $ 8,766,928
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                            $    21,452
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 62,529
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  4,856
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  3,219
                    Paid-in capital in excess of par                                                           8,795,556
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                            (5,955)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                                  (114,729)
                                                                                                             -----------
                    Net assets                                                                               $ 8,766,928
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $2,052,701 and 214,523
                             shares outstanding                                                              $      9.57
                                                                                                             ===========
                    Class B--Based on net assets of $5,945,917 and 625,293
                             shares outstanding                                                              $      9.51
                                                                                                             ===========
                    Class C--Based on net assets of $459,057 and 48,555
                             shares outstanding                                                              $      9.45
                                                                                                             ===========
                    Class D--Based on net assets of $309,253 and 32,187
                             shares outstanding.                                                             $      9.61
                                                                                                             ===========


                    See Notes to Financial Statements.



Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


STATEMENT OF OPERATIONS

                    For the Year Ended August 31, 1998
Investment          Interest and discount earned                                                             $   195,346
Income              Dividends (net of $10,272 foreign witholding tax)                                            133,459
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                                 328,805
                                                                                                             -----------

Expenses:           Investment advisory fees (Note 2)                                       $    78,681
                    Account maintenance and distribution fees--Class B (Note 2)                  75,733
                    Registration fees (Note 1f)                                                  64,118
                    Professional fees                                                            53,474
                    Accounting services (Note 2)                                                 37,483
                    Custodian fees                                                               28,489
                    Transfer agent fees--Class B (Note 2)                                        27,915
                    Amortization of organization expenses (Note 1f)                              22,230
                    Printing and shareholder reports                                             20,909
                    Directors' fees and expenses                                                 12,851
                    Pricing fees                                                                  7,192
                    Transfer agent fees--Class A (Note 2)                                         6,803
                    Account maintenance and distribution fees--Class C (Note 2)                   5,712
                    Transfer agent fees--Class C (Note 2)                                         2,230
                    Transfer agent fees--Class D (Note 2)                                         1,185
                    Account maintenance fees--Class D (Note 2)                                      872
                    Other                                                                        14,391
                                                                                            -----------
                    Total expenses before reimbursement                                         460,268
                    Reimbursement of expenses (Note 2)                                          (78,681)
                                                                                            -----------
                    Total expenses after reimbursement                                                           381,587
                                                                                                             -----------
                    Investment loss--net                                                                         (52,782)
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                          615,225
Gain (Loss) on        Foreign currency transactions--net                                       (198,553)         416,672
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (1,210,031)
(Notes 1b, 1c,        Foreign currency transactions--net                                         41,018       (1,169,013)
1e & 3):                                                                                    -----------      -----------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                               (752,341)
                                                                                                             -----------
                    Net Decrease in Net Assets Resulting from Operations                                     $  (805,123)
                                                                                                             ===========

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year Ended
                                                                                                       August 31,
                    Increase (Decrease) in Net Assets:                                           1998             1997
Operations:         Investment loss--net                                                    $   (52,782)     $   (82,956)
                    Realized gain on investments and foreign
                    currency transactions--net                                                  416,672        1,716,633
                    Change in unrealized appreciation on investments and
                    foreign currency transactions--net                                       (1,169,013)         562,370
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations            (805,123)       2,196,047
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (48,495)          (1,155)
Shareholders          Class B                                                                  (143,057)          (3,263)
(Note 1g):            Class C                                                                    (9,058)            (248)
                      Class D                                                                    (7,535)            (286)
                    In excess of investment income--net:
                      Class A                                                                    (4,472)         (19,884)
                      Class B                                                                   (13,192)         (56,180)
                      Class C                                                                      (835)          (4,268)
                      Class D                                                                      (695)          (4,925)
                    Realized gain on investments--net:
                      Class A                                                                  (228,810)              --
                      Class B                                                                (1,043,599)              --
                      Class C                                                                   (67,660)              --
                      Class D                                                                   (42,934)              --
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,610,342)         (90,209)
                                                                                            -----------      -----------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                         (160,026)      (2,007,510)
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                  (2,575,491)          98,328
                    Beginning of year                                                        11,342,419       11,244,091
                                                                                            -----------      -----------
                    End of year*                                                            $ 8,766,928      $11,342,419
                                                                                            ===========      ===========

                   *Undistributed investment income--net (Note 1h)                          $        --      $   260,927
                                                                                            ===========      ===========

                    See Notes to Financial Statements.



Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


FINANCIAL HIGHLIGHTS
                                                                                             Class A
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                    Sept. 2,
                    from information provided in the financial statements.                                      1994++ to
                                                                               Forthe Year Ended Aug. 31,        Aug. 31,
                    Increase (Decrease) in Net Asset Value:                 1998+++       1997+++    1996          1995
Per Share           Net asset value, beginning of period                    $ 12.28     $ 10.13     $  9.90      $ 10.00
Operating                                                                   -------     -------     -------      -------
Performance:        Investment income--net                                      .03         .01         .12          .16
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                          (.87)       2.30         .34         (.22)
                                                                            -------     -------     -------      -------
                    Total from investment operations                           (.84)       2.31         .46         (.06)
                                                                            -------     -------     -------      -------
                    Less dividends and distributions:
                      Investment income--net                                   (.32)       (.01)       (.16)        (.04)
                      In excess of investment income--net                      (.03)       (.15)       (.07)          --
                      Realized gain on investments--net                       (1.52)         --          --           --
                                                                            -------     -------     -------      -------
                    Total dividends and distributions                         (1.87)       (.16)       (.23)        (.04)
                                                                            -------     -------     -------      -------
                    Net asset value, end of period                          $  9.57     $ 12.28     $ 10.13      $  9.90
                                                                            =======     =======     =======      =======

Total Investment    Based on net asset value per share                       (7.49%)     23.06%       4.71%        (.59%)++++
Return:**                                                                   =======     =======     =======      =======

Ratios to           Expenses, net of reimbursement                            2.82%       2.79%       2.47%        2.47%*
Average Net                                                                 =======     =======     =======      =======
Assets:             Expenses                                                  3.57%       3.61%       3.75%        3.31%*
                                                                            =======     =======     =======      =======
                    Investment income--net                                     .31%        .13%       1.16%        1.46%*
                                                                            =======     =======     =======      =======

Supplemental        Net assets, end of period (in thousands)                $ 2,053     $ 1,803     $ 1,352      $ 1,677
Data:                                                                       =======     =======     =======      =======
                    Portfolio turnover                                      104.48%     128.28%     120.43%       42.50%
                                                                            =======     =======     =======      =======

                                                                                             Class B
                                                                                                                 For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                    Sept. 2,
                    from information provided in the financial statements.                                      1994++ to
                                                                               Forthe Year Ended Aug. 31,        Aug. 31,
                    Increase (Decrease) in Net Asset Value:                 1998+++       1997+++    1996          1995
Per Share           Net asset value, beginning of period                    $ 12.20     $ 10.09     $  9.83      $ 10.00
Operating                                                                   -------     -------     -------      -------
Performance:        Investment income (loss)--net                              (.08)       (.11)        .01          .05
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                          (.86)       2.30         .35         (.21)
                                                                            -------     -------     -------      -------
                    Total from investment operations                           (.94)       2.19         .36         (.16)
                                                                            -------     -------     -------      -------
                    Less dividends and distributions:
                      Investment income--net                                   (.21)         --+++++   (.07)        (.01)
                      In excess of investment income--net                      (.02)       (.08)       (.03)          --
                      Realized gain on investments--net                       (1.52)         --          --           --
                                                                            -------     -------     -------      -------
                    Total dividends and distributions                         (1.75)       (.08)       (.10)        (.01)
                                                                            -------     -------     -------      -------
                    Net asset value, end of period                          $  9.51     $ 12.20     $ 10.09      $  9.83
                                                                            =======     =======     =======      =======

Total Investment    Based on net asset value per share                       (8.45%)     21.81%       3.65%       (1.60%)++++
Return:**                                                                   =======     =======     =======      =======

Ratios to           Expenses, net of reimbursement                            3.86%       3.84%       3.50%        3.50%*
Average Net                                                                 =======     =======     =======      =======
Assets:             Expenses                                                  4.61%       4.67%       4.78%        4.37%*
                                                                            =======     =======     =======      =======
                    Investment income (loss)--net                             (.73%)      (.94%)        .13%        .43%*
                                                                            =======     =======     =======      =======

Supplemental        Net assets, end of period (in thousands)                $ 5,946     $ 8,403     $ 8,141      $11,835
Data:                                                                       =======     =======     =======      =======
                    Portfolio turnover                                      104.48%     128.28%     120.43%       42.50%
                                                                            =======     =======     =======      =======


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Aggregate total investment return.
                 +++Based on average shares outstanding.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
<CAPITION>
                                                                                             Class C
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                    Sept. 2,
                    from information provided in the financial statements.                                      1994++ to
                                                                               Forthe Year Ended Aug. 31,        Aug. 31,
                    Increase (Decrease) in Net Asset Value:                 1998+++       1997+++    1996          1995
Per Share           Net asset value, beginning of period                    $ 12.13     $ 10.05     $  9.82      $  9.85
Operating                                                                   -------     -------     -------      -------
Performance:        Investment income (loss)--net                              (.08)       (.11)       (.04)         .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                          (.86)       2.28         .39         (.05)
                                                                            -------     -------     -------      -------
                    Total from investment operations                           (.94)       2.17         .35         (.01)
                                                                            -------     -------     -------      -------
                    Less dividends and distributions:
                      Investment income--net                                   (.20)         --+++++   (.08)        (.02)
                      In excess of investment income--net                      (.02)       (.09)       (.04)          --
                      Realized gain on investments--net                       (1.52)         --          --           --
                                                                            -------     -------     -------      -------
                    Total dividends and distributions                         (1.74)       (.09)       (.12)        (.02)
                                                                            -------     -------     -------      -------
                    Net asset value, end of period                          $  9.45     $ 12.13     $ 10.05      $  9.82
                                                                            =======     =======     =======      =======

Total Investment    Based on net asset value per share                       (8.47%)     21.71%       3.61%        (.05%)++++
Return:**                                                                   =======     =======     =======      =======

Ratios to           Expenses, net of reimbursement                            3.88%       3.86%       3.52%        3.51%*
Average Net                                                                 =======     =======     =======      =======
Assets:             Expenses                                                  4.63%       4.68%       4.81%        4.58%*
                                                                            =======     =======     =======      =======
                    Investment income (loss)--net                             (.73%)      (.94%)       .09%         .51%*
                                                                            =======     =======     =======      =======

Supplemental        Net assets, end of period (in thousands)                $   459     $   572     $   438      $   735
Data:                                                                       =======     =======     =======      =======
                    Portfolio turnover                                      104.48%     128.28%     120.43%       42.50%
                                                                            =======     =======     =======      =======


                                                                                             Class D
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                    Sept. 2,
                    from information provided in the financial statements.                                      1994++ to
                                                                               Forthe Year Ended Aug. 31,        Aug. 31,
                    Increase (Decrease) in Net Asset Value:                 1998+++       1997+++    1996          1995
Per Share           Net asset value, beginning of period                    $ 12.28     $ 10.11     $  9.88      $  9.86
Operating                                                                   -------     -------     -------      -------
Performance:        Investment income (loss)--net                                --+++++   (.02)        .08          .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                          (.86)       2.30         .36         (.04)
                                                                            -------     -------     -------      -------
                    Total from investment operations                           (.86)       2.28         .44          .06
                                                                            -------     -------     -------      -------
                    Less dividends and distributions:
                      Investment income--net                                   (.27)       (.01)       (.15)        (.04)
                      In excess of investment income--net                      (.02)       (.10)       (.06)          --
                      Realized gain (loss) on investments--net                (1.52)         --          --           --
                                                                            -------     -------     -------      -------
                    Total dividends and distributions                         (1.81)       (.11)       (.21)        (.04)
                                                                            -------     -------     -------      -------
                    Net asset value, end of period                          $  9.61     $ 12.28     $ 10.11      $  9.88
                                                                            =======     =======     =======      =======

Total Investment    Based on net asset value per share                       (7.66%)     22.66%       4.51%         .59%++++
Return:**                                                                   =======     =======     =======      =======

Ratios to           Expenses, net of reimbursement                            3.07%       3.05%       2.72%        2.75%*
Average Net                                                                 =======     =======     =======      =======
Assets:             Expenses                                                  3.82%       3.92%       4.00%        4.32%
                                                                            =======     =======     =======      =======
                    Investment income (loss)--net                              .02%       (.21%)       .93%        1.43%*
                                                                            =======     =======     =======      =======

Supplemental        Net assets, end of period (in thousands)                $   309     $   564     $ 1,313      $ 1,697
Data:                                                                       =======     =======     =======      =======
                    Portfolio turnover                                      104.48%     128.28%     120.43%       42.50%
                                                                            =======     =======     =======      =======


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Aggregate total investment return.
                 +++Based on average shares outstanding.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registra-tion fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $19,194 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1998, MLAM earned fees of $78,681, all of which was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                              0.25%           0.75%
Class C                              0.25%           0.75%
Class D                              0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                    MLFD         MLPF&S

Class A                             $ 11         $  113
Class D                             $328         $5,196


Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1998, MLPF&S received contingent deferred sales charges of $20,016 and $224 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,761 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1998.

During the year ended August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $95 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PFD, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $10,310,005 and $12,277,470, respectively.

Net realized gains (losses) for the year ended August 31, 1998 and net unrealized gains (losses) as of August 31, 1998 were as follows:


                                    Realized       Unrealized
                                 Gains (Losses)  Gains (Losses)

Long-term investments              $  615,250     $  (87,595)
Short-term investments                    (25)            --
Forward foreign exchange contracts   (147,356)       (27,468)
Foreign currency transactions         (51,197)           334
                                   ----------     ----------
Total                              $  416,672     $ (114,729)
                                   ==========     ==========

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $98,777, of which $569,227 related to appreciated securities and $668,004 related to depreciated securities. At August 31, 1998, the aggregate cost of investments for Federal income tax purposes was $8,787,785.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $160,026 and $2,007,510 for the years ended August 31, 1998 and August 31, 1997.


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                            96,527    $ 1,058,818
Shares issued to shareholders
in reinvest ment of dividends &
distributions                          26,551        265,240
                                   ----------    -----------
Total issued                          123,078      1,324,058
Shares redeemed                       (55,450)      (616,366)
                                  -----------    -----------
Net increase                           67,628    $   707,692
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                            64,930    $   766,134
Shares issued to shareholders
in reinvestment of dividends            1,699         18,333
                                  -----------    -----------
Total issued                           66,629        784,467
Shares redeemed                       (53,161)      (620,321)
                                  -----------    -----------
Net increase                           13,468    $   164,146
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           168,419    $ 1,860,233
Shares issued to shareholders
in reinvestment of dividends
& distributions                        94,499        944,985
                                  -----------    -----------
Total issued                          262,918      2,805,218
Automatic conversion of shares         (4,460)       (47,580)
Shares redeemed                      (322,171)    (3,447,929)
                                  -----------    -----------
Net decrease                          (63,713)   $  (690,291)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                           134,761    $ 1,545,773
Shares issued to shareholders
in reinvestment of dividends            4,415         47,640
                                  -----------    -----------
Total issued                          139,176      1,593,413
Automatic conversion of shares         (1,041)       (12,375)
Shares redeemed                      (255,962)    (2,880,538)
                                  -----------    -----------
Net decrease                         (117,827)   $(1,299,500)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                            19,142     $  201,591
Shares issued to shareholders in
reinvest ment of dividends
& distributions                         7,429         73,920
                                  -----------    -----------
Total issued                           26,571        275,511
Shares redeemed                       (25,164)      (271,224)
                                  -----------    -----------
Net increase                            1,407    $     4,287
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                            26,773    $   292,552
Shares issued to shareholders
in reinvestment of dividends              391          4,201
                                  -----------    -----------
Total issued                           27,164        296,753
Shares redeemed                       (23,609)      (265,841)
                                  -----------    -----------
Net increase                            3,555    $    30,912
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                            12,729    $   141,881
Automatic conversion of shares          4,424         47,580
Shares issued to shareholders in
reinvest ment of dividends
& distributions                         3,808         38,267
                                  -----------    -----------
Total issued                           20,961        227,728
Shares redeemed                       (34,696)      (409,442)
                                  -----------    -----------
Net decrease                          (13,735)   $  (181,714)
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                            24,261    $   273,733
Automatic conversion of shares          1,037         12,375
Shares issued to shareholders
in reinvestment of dividends              437          4,728
                                  -----------    -----------
Total issued                           25,735        290,836
Shares redeemed                      (109,712)    (1,193,904)
                                  -----------    -----------
Net decrease                          (83,977)   $  (903,068)
                                  ===========    ===========

5. Commitments:
At August 31, 1998, the Fund had foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $30,000 and $155,000, respectively.




Merrill Lynch Asset Growth Fund, Inc., August 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Asset Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 9, 1998

</AUDIT-REPORT>


EQUITY PORTFOLIO CHANGES (unaudited)



For the Quarter Ended August 31, 1998


Additions

 Alstom
 Banca di Roma S.p.A.
 Bank of Ireland (The)
 Consolidated Stores Corporation
 El Paso Energy Corp.
 Greenpoint Financial Corp.
 Haldex AB
 Metrovacesa, S.A.
 Millipore Corporation
 Minebea Co., Ltd.
 PepsiCo, Inc.
*Sanwa Bank Ltd.
 Telefonaktiebolaget LMEricsson (ADR)
 Teleglobe Inc.
*United Healthcare Corp.
 Uralita, S.A.
 Valora Holding AG
 Vivendi S.A.
 Wolters Kluwer N.V.


Deletions

 Amway Japan, Ltd.
 Broken Hill Proprietary Co., Ltd.
 Color Line ASA
 Comsat Corp.
 Daimler-Benz AG
 Danka Business Systems PLC (ADR)
 Dixons Group PLC
 El Paso Natural Gas Co.
 Gartner Group, Inc. (Class A)
 Globalstar Telecommunications Ltd.
 Grupo Carso, S.A. de C.V. (ADR)
 Grupo Financiero Bancomer S.A.
   (Class B) (ADR)
 Henkel KGaA
 Hyundai Engineering & Construction
   Co., Ltd. (GDR)
 Imax Corporation
 Imperial Chemical Industries PLC
   (Ordinary)
 Intel Corp.
 Mandamus AB
 Mannesmann AG
 Matsushita Electric Works, Ltd.
 Orbital Sciences Corporation
 P.T. Indonesian Satellite Corp. (ADR)
 Panamerican Beverages, Inc. (Class A)
 Repsol, S.A. (ADR)
 Roche Holding AG
 Royal Dutch Petroleum Company
   (NY Registered Shares)
*Sanwa Bank Ltd.
 Sasol Ltd.
 Seagram Company, Ltd. (The)
 SmarTalk Teleservices, Inc.
 Sun International Hotels Ltd.
 Telefonos de Mexico, S.A. de C.V. (ADR)
 UPM-Kymmene OY
*United Healthcare Corp.
 Yacimientos Petroliferos Fiscales S.A. (ADR)

[FN]
*Added and deleted in the same quarter.



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share dividends paid by
Merrill Lynch Asset Growth Fund, Inc. during its taxable year ended
August 31, 1998.
                                        Qualifying  Non-Qualifying  Foreign     Total     Foreign   Long-Term
                Record      Payable      Ordinary     Ordinary      Source    Ordinary     Taxes     Capital
                 Date        Date         Income       Income       Income     Income      Paid      Gains
Class A Shares  12/09/97    12/17/97    $0.078402    $0.715951    $0.159092  $0.953445  $0.016127  $0.915670*

Class B Shares  12/09/97    12/17/97     0.068197     0.622758     0.138383   0.829338   0.016127   0.915670*

Class C Shares  12/09/97    12/17/97     0.067759     0.618757     0.137495   0.824011   0.016127   0.915670*

Class D Shares  12/09/97    12/17/97     0.073435     0.670584     0.149011   0.893030   0.016127   0.915670*

*Of this long-term capital gains distribution, 49.45% represents the 28% tax rate and 50.55% represents the 20% tax rate.


The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.